Contact: Phil Gee
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS ANNOUNCES RESULTS
OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TEMPE, June 11, 2008 - US Airways (NYSE: LCC) announced the results of its annual meeting of stockholders held today at its corporate headquarters in Tempe, Ariz. Stockholders voted to re-elect W. Douglas Parker and Bruce R. Lakefield to three-year terms on the Board of Directors, expiring at the annual meeting of stockholders in 2011. In addition, stockholders voted to ratify the appointment of KPMG LLP as the company's independent registered accounting firm. Stockholders also voted in favor of the US Airways Group, Inc. 2008 Equity Incentive Plan, and against two shareholder proposals, one relating to disclosure of political contributions and one relating to the preparation of a corporate sustainability report.

US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,500 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. US Airways is a member of the Star Alliance network, which offers our customers 18,000 daily flights to 965 destinations in 162 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCG)

Forward Looking Statements

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the "Company"). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of changes in fuel prices and significant disruptions in fuel supply; the impact of future significant operating losses; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; reliance on third party service providers and the impact of any failure or disruption by these providers; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; government legislation and regulation, including environmental regulation; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; security-related and insurance costs; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers and reliance on those vendors and service providers; changes in prevailing interest rates; our high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of industry consolidation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; interruptions or disruptions in service at one or more of our hub airports; the impact of any accident involving the Company's aircraft; weather conditions; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to integrate management, operations and labor groups following the merger; the ability of the Company to maintain adequate liquidity; the ability to maintain contracts critical to the Company's operations; the ability of the Company to attract and retain customers; the cyclical nature of the airline industry; the impact of economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-Q for the quarter ended March 31, 2008 and in the Company's filings with the SEC, which are available at www.usairways.com

-LCC-